UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

SVB Financial Group

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive

Santa Clara, California 95054-1191

(Address of principal executive offices) (Zip Code)

(408) 654-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 5.250% Fixed Rate Non- Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 14, 2021, the underwriters of SVB Financial Group’s (the “Company”) previously announced underwritten public offering of the Company’s common stock fully exercised their option to purchase up to 300,000 additional shares of the Company’s common stock at the price to the public of $500.00 per share less the underwriting discount. With the addition of the full exercise of the underwriters’ over-allotment option, the total gross proceeds from the offering are $1,150,000,000 before underwriting discounts and commissions and offering expenses. The closing of the issuance of the additional shares occurred earlier today.

Goldman Sachs & Co. LLC and BofA Securities acted as joint book-running managers for the offering. Keefe, Bruyette & Woods, A Stifel Company, and SVB Leerink acted as co-managers.

The offering was made pursuant to an effective shelf registration statement, including a prospectus and prospectus supplement, filed by the Company with the U.S. Securities and Exchange Commission (“SEC”). Investors should read the prospectus in that registration statement, the related prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the offering before investing. These documents may be obtained for free by visiting the SEC website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus contained in the registration statement, together with the related prospectus supplement, if you request it by contacting Goldman Sachs & Co. LLC at 1-212-902-1171 or by emailing prospectus-ny@ny.email.gs.com or BofA Securities at NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attention: Prospectus Department or by emailing dg.prospectus_requests@bofa.com. This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Registrant)

Date: April 14, 2021	By:	/s/ Daniel Beck
	Name:	Daniel Beck
	Title:	Chief Financial Officer